Exhibit 10.44

EXECUTION

AMENDMENT NUMBER EIGHTEEN

to the

MASTER REPURCHASE AGREEMENT

Dated as of December 9, 2010,

among

PENNYMAC CORP., PENNYMAC HOLDINGS, LLC and PENNYMAC LOAN SERVICES, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER EIGHTEEN (this “Amendment Number Eighteen”) is made this 8th day of September, 2014 (the “Effective Date”) among PENNYMAC CORP. and PENNYMAC HOLDINGS, LLC f/k/a PENNYMAC MORTGAGE INVESTMENT TRUST HOLDINGS I, LLC (each, a “Seller” and jointly and severally, the “Seller” or “Sellers”), PENNYMAC LOAN SERVICES, LLC (“Servicer”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of December 9, 2010, among Sellers, Servicer and Buyer, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Sellers and Buyer have agreed to renew the term of the facility as more specifically set forth herein; and

WHEREAS, as of the date hereof, each Seller and Servicer represents to Buyer that the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of the Effective Date, the Agreement is hereby amended as follows:

(a) The reference to Exhibit J in the Table of Contents is hereby deleted in its entirety and replaced with the following:

“EXHIBIT J Form of Power of Attorney”

(b) Section 2 of the Agreement is hereby amended by adding the new definitions of “Basel III”, “Dodd-Frank Act” and “Official Body” as follows in the appropriate alphabetical order:

“Basel III” means “A Global Regulatory Framework for More Resilient Banks and Banking Systems” developed by the Basel Committee on Banking Supervision (or any successor or similar authority), initially published in December 2010.

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Pub. L. No. 111-203 and any successor statute.

“Official Body” means any central bank or any accounting board or authority (whether or not part of a government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic.

(c) Section 2 of the Agreement is hereby amended by deleting the definitions of “2012-2013 Commitment Fee”, “2012-2013 Commitment Fee Installment Amount”, “2012 Extension Commitment Fee”, “2012 Extension Commitment Fee Installment Amount”, “2013 Commitment Fee”, “2013 Commitment Fee Installment Amount”, “2013 Additional Commitment Fee”, “2014 First Extension Fee”, “Extended Additional Commitment Fee” and “Installment Payment”.

(d) Section 2 of the Agreement is hereby amended by deleting the definition of “Termination Date” in its entirety and replacing it as follows:

“Termination Date” shall mean September 7, 2015 or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.”

(e) Section 3(i) of the Agreement is hereby amended by deleting the last paragraph therein in its entirety and replacing it with the following:

“If Buyer shall have determined that either (i) the adoption of or any change in any Requirement of Law (other than with respect to any amendment made to Buyer’s certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by Buyer or any corporation controlling Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority or Official Body made subsequent to the date hereof; or (ii) compliance by Buyer or any corporation controlling Buyer with: (x) any directive or request from any Governing Authority or Official Body imposed after the date hereof or (y) the requirements of, whether such compliance is commenced prior to or after the date hereof, any of (a) Basel III or (b) the Dodd-Frank Act, or any existing rules, regulations, guidance, interpretations or directives from the United States bank regulatory agencies relating to Basel III or the Dodd-Frank Act; shall have the effect of reducing the rate of return on Buyer’s or such corporation’s capital (taking into consideration Buyer’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by Buyer to be material and to the extent Buyer determines such reduced rate of return to be attributable to the existence of the obligations or agreements of Buyer hereunder, then from time to time, Sellers shall promptly pay to Buyer such additional amount or amounts as will thereafter compensate Buyer for such reduction.”

(f) Section 4(c) of the Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

“(c) Commitment Fee. Sellers agree to pay to Buyer the Commitment Fee, such payment to be made in Dollars, in immediately available funds, without deduction, set off or counterclaim, to Buyer to Buyer in twelve (12) equal installments, each of which shall be equal to the Commitment Fee Installment Amount. The Commitment Fee is and shall be deemed to be fully earned and non-refundable when paid. The first installment of the Commitment Fee shall be payable on or prior to September 8, 2014 and each subsequent installment shall be payable on or prior to the 15th day of each succeeding month (or in each case if such date is not a Business Day, the preceding Business Day). Buyer may, in its sole discretion, net all or any portion of Commitment Fee from the proceeds of any Purchase Price paid to any Seller. In the event that the Termination Date is accelerated to a date which is prior to the payment in full of all installments of the Commitment Fee, any unpaid installments of the Commitment Fee shall be payable on the Termination Date.”

(g) Section 9(b) of the Agreement is hereby amended by deleting clauses (xvii) and (xviii) in their entirety and replacing them with the following:

“(xvii) Buyer shall have received any amendment (duly executed and delivered by each party thereto) to any other Program Document if requested by Buyer to reflect legal name change of PennyMac Mortgage Investment Trust Holdings I, LLC to PennyMac Holdings, LLC;

(xviii) Each Seller shall have delivered a separate power of attorney with respect to the powers described in Section 8(d) substantially in the form attached hereto as Exhibit J.”

(h) Section 12(b) of the Agreement is hereby amended by deleting and replacing each reference to “2012” therein with “2013”.

(i) Section 13 of the Agreement is hereby amended by adding new clause (rr) thereto as follows:

“(rr) Custodial Agreement Amendment. Sellers agree to cooperate with Buyer in connection with executing an amendment to the Custodial Agreement, in order to give effect to reasonable modifications and updates regarding Buyer’s lending and custodial requirements.”

(j) Section 13(p)(iv) of the Agreement is hereby amended by deleting the clause in its entirety and replacing it with the following:

“(iv) Financial Covenants of Guarantor. (A) Guarantor’s Adjusted Tangible Net Worth is greater than or equal to $750,000,000; (B) the combined amount of unrestricted cash of Guarantor and its Subsidiaries is greater than or equal to $40,000,000; (C) the ratio of Guarantor’s Total Indebtedness to Adjusted Tangible Net Worth is not greater than 5:1; and (D) Guarantor’s consolidated net income has been equal to or greater than $1.00 for at least one (1) of the previous two (2) consecutive fiscal quarters, as of the end of the last fiscal quarter.”

(k) Section 18(q) is hereby amended by deleting the section in its entirety and replacing it with the following:

“(q) Any Seller Party or any Affiliate of a Seller Party shall default under, or fail to perform as required under, or shall otherwise breach the terms of any repurchase agreement, loan and security agreement, MSFTA/derivatives agreement, or similar credit facility or agreement for borrowed funds between any Seller Party or such other entity, on the one hand, and Buyer or any of Buyer’s Affiliates on the other; or a Seller Party shall default under, or fail to perform as required under, the terms of any repurchase agreement, loan and security agreement or similar credit facility or agreement for borrowed funds with outstanding amount at least $10,000,000 entered into by such Seller Party, which default or failure entitles any party to cause acceleration or require prepayment of any indebtedness thereunder; or”

(l) Exhibit J of the Agreement is hereby amended by deleting the exhibit in its entirety and replacing it with Exhibit A attached hereto.

SECTION 2. Fees and Expenses. Sellers agree to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Eighteen (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 3. Representations. Each Seller and Servicer hereby represents to Buyer that as of the date hereof, the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 4. Binding Effect; Governing Law. This Amendment Number Eighteen shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER EIGHTEEN SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 5. Counterparts. This Amendment Number Eighteen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Eighteen need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Sellers, Servicer and Buyer have caused this Amendment Number Eighteen to be executed and delivered by their duly authorized officers as of the date hereof.

PENNYMAC CORP.
(Seller)

By:	/s/	Pamela Marsh
Name:		Pamela Marsh
Title:		Executive Vice President, Treasurer

PENNYMAC HOLDINGS, LLC
(Seller)

By:	/s/	Pamela Marsh
Name:		Pamela Marsh
Title:		Executive Vice President, Treasurer

PENNYMAC LOAN SERVICES, LLC,
(Servicer)

By:	/s/	Pamela Marsh
Name:		Pamela Marsh
Title:		Executive Vice President, Treasurer

CITIBANK, N.A.
(Buyer and Agent, as applicable)

By:	/s/	Susan Mills
Name:		Susan Mills
Title:		Vice President
Citibank, N.A.

Acknowledged:

PENNYMAC MORTGAGE INVESTMENT TRUST

By:	/s/	Pamela Marsh
Name:		Pamela Marsh
Title:		Managing Director, Treasurer

Amendment Number 18 to Master Repurchase Agreement REIT-NPL

EXHIBIT A TO AMENDMENT NUMBER EIGHTEEN

EXHIBIT J

FORM OF POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, CITIBANK, N.A. (the “Buyer”) and [PENNYMAC CORP.] [PENNYMAC HOLDINGS, LLC] (“Seller”) have entered into the Master Repurchase Agreement dated as of December 9, 2010 (as amended, restated, supplemented or otherwise modified, the “Repurchase Agreement”) pursuant to which Buyer has agreed to provide financing from time to time with respect to certain mortgage loans (the “Assets”) subject to the terms therein; and

WHEREAS, Seller has agreed to give to Buyer a power of attorney on the terms and conditions contained herein in order for Buyer to take any action that Buyer may deem necessary or advisable to accomplish the purposes of the Repurchase Agreement.

NOW THEREFORE, Seller hereby irrevocably constitutes and appoints Buyer and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Seller and in the name of Seller or in its own name, from time to time in Buyer’s discretion:

(i)	in the name of Seller, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any Assets and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Buyer for the purpose of collecting any and all such moneys due with respect to any Assets whenever payable;

(ii)	to pay or discharge taxes and liens levied or placed on or threatened against the Assets;

(iii)

(A) to direct any party liable for any payment under any Assets to make payment of any and all moneys due or to become due thereunder directly to Buyer or as Buyer shall direct, including, without limitation, to send “goodbye” letters and Section 404 Notices on behalf of Seller and any applicable Servicer; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Assets; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Assets; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Purchased Items or any proceeds thereof and to enforce any other right in respect of any Assets; (E) to defend any suit, action or proceeding brought against Seller with respect to any Assets; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as Buyer may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Assets as fully and completely as though Buyer were the absolute owner thereof

Amendment Number 18 to Master Repurchase Agreement REIT-NPL

for all purposes, and to do, at Buyer’s option and Seller’s expense, at any time, and from time to time, all acts and things which Buyer deems necessary to protect, preserve or realize upon the Assets and Buyer’s Liens thereon and to effect the intent of the Repurchase Agreement, all as fully and effectively as Seller might do;

(iv)	for the purpose of effecting the transfer of servicing with respect to the Assets from Seller and any applicable Servicer to a successor servicer appointed by Buyer in its sole discretion and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish such transfer of servicing, and, without limiting the generality of the foregoing, Seller hereby gives Buyer the power and right, on behalf of Seller, without assent by Seller, to, in the name of Seller or its own name, or otherwise, prepare and send or cause to be sent “good-bye” letters and Section 404 Notices on behalf of Seller and any applicable Servicer in connection with such transfer of servicing; and

(v)	for the purpose of delivering any notices of sale to mortgagors or other third parties, including without limitation, those required by law.

Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

Seller also authorizes Buyer, from time to time, to execute, in connection with any sale, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Assets.

The powers conferred on Buyer hereunder are solely to protect Buyer’s interests in the Assets and shall not impose any duty upon it to exercise any such powers. Buyer shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Seller for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

IN ORDER TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND Seller ON ITS OWN BEHALF AND ON BEHALF OF SELLER’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURES FOLLOW.]

Amendment Number 18 to Master Repurchase Agreement REIT-NPL

IN WITNESS WHEREOF Seller has caused this Power of Attorney to be duly executed and Seller’s seal to be affixed this      day of                     , 2014.

[PENNYMAC CORP.] [PENNYMAC HOLDINGS, LLC],
as Seller

By:
Name:
Title:

STATE OF	)
	)	ss.:
COUNTY OF	)

On the      day of                     , 20    , before me, the undersigned, a Notary Public in and for said state, personally appeared                                          , personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that                      executed the same in                      capacity as the Principal, that, by                      signature on the foregoing instrument,                      executed the same, and that                      executed the same in the City of                     , County of                      and State of                     .

Notary Public
(SEAL)

Amendment Number 18 to Master Repurchase Agreement REIT-NPL